EXHIBIT 99.2

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma combined balance sheet combines the historical consolidated balance sheet of Golden Matrix Group, Inc. (and together with its subsidiaries, the “Company,” or “GMGI”) as of October 31, 2021 with the historical balance sheet of RKingsCompetitions Ltd, a private limited company formed and registered in and under the laws of Northern Ireland (“RKings”) as of October 31, 2021, giving effect to the acquisition of 80% of RKings by the Company (the “Acquisition”), pursuant to that certain Sale and Purchase Agreement of Ordinary Issued Share Capital dated November 29, 2021 (the “Purchase Agreement”), on a pro forma basis as if they had been completed on October 31, 2021.

The following unaudited pro forma combined statements of operations for the twelve months ended October 31, 2021 combines the Company’s historical consolidated statements of operations for the periods then ended with the historical statements of operations of RKings for the twelve months ended October 31, 2021, and gives effect to the Purchase Agreement on a pro forma basis as if they had been completed on November 1, 2020.

The unaudited pro forma combined financial statements show the impact of the Purchase Agreement on the Company’s historical consolidated financial positions and results of operations under the acquisition method of accounting, in accordance with Accounting Standards Codification Topic (“ ASC ”) 805 “Business Combinations,” with the Company treated as the acquirer of RKings.

The pro forma combined financial statements are unaudited, are presented for informational purposes only, and are not necessarily indicative of the financial position or results of operations that would have occurred had the Purchase Agreement actually been completed as of the dates or at the beginning of the periods presented. In addition, the unaudited pro forma combined financial statements do not purport to project the future consolidated financial position or operating results of the combined company. The unaudited pro forma combined financial statements and the accompanying notes should be read together with:

•

the audited historical consolidated financial statements of the Company as of October 31, 2021, for the nine month transition period ended October 31, 2021, and the year ended January 31, 2021, included in the Company’s Transition Report on Form 10-KT for the nine month transition period ended October 31, 2021, which was filed with the Securities and Exchange Commission on January 13, 2022; and

•	the audited historical financial statements of RKings as of and for the two fiscal years ended October 31, 2021 and 2020 included in this Current Report on Form 8-K/A (the “Current Report”)

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Golden Matrix Group, Inc. and Subsidiaries
Unaudited Pro Forma Combined Balance Sheet
October 31, 2021

	GMGI	Rkings	Trax	Transaction
	As of	As of	Acctg	Accounting	Pro Forma	Pro Forma
	October 31,	October 31,	Note	Adjustments	Note	Adjustments	Pro Forma
	2021	2021	Ref	Dr (Cr)	Ref	Dr (Cr)	Balances

ASSETS

Current assets:
Cash and cash equivalents	16,797,656	758,047	(1)	(4,099,500)		-	13,456,203
Account receivable, net	1,762,725	-		-		-	1,762,725
Account receivable-related party	1,306,896	-		-		-	1,306,896
Prepayment	114,426	-		-		-	114,426
Short-term deposit	61,799	-		-		-	61,799
Inventory, prizes	-	906,018		-		-	906,018
Total current assets	20,043,502	1,664,065		(4,099,500)		-	17,608,067

Non-Current assets:
Goodwill	-	-		10,613,824		-	10,613,824
Property, plant & equipment	-	27,613		-	(5)	(7,379)	20,234
Intangible assets	135,263	13,901		-	(3)(6)	(61,754)	87,410
Operating lease right-of-use assets	280,183			-	(4)	(136,638)	143,545
Total Non-current assets:	415,446	41,514		10,613,824		(205,771)	10,865,013

Total assets	20,458,948	1,705,579		6,514,324		(205,771)	28,473,080

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable and accrued liabilities	1,074,786	71,057		-	(4)	(151,672)	1,297,515
Accounts payable-related party	105,062	-		-		-	105,062
Deferred tax liability	-	5,242		-		-	5,242
Accured income tax liability	-	602,628		-		-	602,628
Accrued interest	123			-		-	123
Customer deposit	68,635			-		-	68,635
Deferred revenue	-	281,826		-		-	281,826
Current porton of operating lease liabilities	100,209			-		-	100,209
Total Current liabilities	1,348,815	960,753		-		(151,672)	2,461,240

Non- Current liabilities:
Non-current operating lease liabilities	182,024	-		-	(4)	132,798	49,226
Total non-current liabilities	182,024	-		-		132,798	49,226

Contingent liabilities	-	-	(1)	(1,929,150)		-	1,929,150

Total liabilities	1,530,839	960,753		(1,929,150)		(18,874)	4,439,616

Shareholder's equity:
Preferred stock
Common stock	272	130	(1)	(7)	(2)	26	383
Additional paid in capital	43,354,366	-	(1)	(4,585,167)		-	47,939,533
Accumulated other comprehensive loss	(1,720)	(13,421)		-		-	(15,141)
Accumulated earnings (deficit)	(24,424,809)	758,117		-	(2)(3)(4)(5)(6)	376,268	(24,042,960)
Total shareholders' equity	18,928,109	744,826		(4,585,174)		376,294	23,881,815
Noncontrolling interests					(2)	(151,649)	151,649
Total equity	18,928,109	744,826		(4,585,174)		224,645	24,033,464
Total liabilities and equity	20,458,948	1,705,579		(6,514,324)		205,771	28,473,080

See accompanying notes to unaudited pro forma combined financial statements.

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Golden Matrix Group, Inc. and Subsidiaries
Unaudited Pro Forma Combined Statement of Operations
October 31, 2021

	GMGI	Rkings
	Twelve Months	Twelve Months	Trax	Transaction
	Ended	Ended	Acctg	Accounting	Pro Forma	Pro Forma
	October 31,	October 31,	Note	Adjustments	Note	Adjustments	Pro Forma
	2021	2021	Ref	Dr (Cr)	Ref	Dr (Cr)	Balances

Sales	9,144,632	32,510,412		-		-	41,655,044
Sales-Related Party	2,140,266	-		-		-	2,140,266
	11,284,898	32,510,412		-		-	43,795,310
Cost of goods sold	(7,005,290)	(26,025,239)					(33,030,529)
Gross profit (loss)	4,279,608	6,485,173		-		-	10,764,781

Operating expenses
Selling, general and administrative expenses	1,779,377	3,275,769		-	(3)(4)(5)(6)	224,645	5,279,791
G&A expenses - related party	1,719,621	-		-		-	1,719,621
Total operating expenses	3,498,998	3,275,769		-		224,645	6,999,412
Gain (Loss) from operations	780,610	3,209,404		-		(224,645)	3,765,369

Other income (expense)
Interest expense	(955)	-		-		-	(955)
Interest earned	242	-		-		-	242
Foreign exchange gain (loss)	(39,667)	-		-		-	(39,667)
Other expense	(40,000)	-		-		-	(40,000)
Total other income (expense)	(80,380)	-					(80,380)
							-
Net income before taxes	700,230	3,209,404		-		(224,645)	3,684,989
							-
Income tax expense	-	(609,747)		-		-	(609,747)
Net income	700,230	2,599,657		-		(224,645)	3,075,242

Less: net income attributable to noncontrolling interest	-	-	20%	(519,931)		-	(519,931)

Net income attributable to GMGI shareholders	700,230	2,599,657		(519,931)		(224,645)	2,555,311
							-
Other comprehensive income							-
Foreign currency translation adjustment	(742)	(16,794)	20%	3,359		-	(14,177)
Total comprehensive income	699,488	2,582,863		3,359		(224,645)	3,061,065
							-
Net earnings per common share - basic	0.03	25,996.57					0.11
Net earnings per common share - diluted	0.02	25,996.57					0.08
Weighted average number of common shares outstanding - basic	24,023,677	100					24,023,777
Weighted average number of common shares outstanding - diluted	32,333,685	100					32,333,785

See accompanying notes to unaudited pro forma combined financial statements.

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Golden Matrix Group, Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

Description of the Acquisition and Basis of Presentation

On November 29, 2021, we entered into a Sale and Purchase Agreement of Ordinary Issued Share Capital (the “Purchase Agreement”), with Mark Weir and Paul Hardman, individuals (the “Sellers”), who were the sole shareholders of RKingsCompetitions Ltd, a private limited company formed and registered in and under the laws of Northern Ireland (“RKings”).

RKings is a United Kingdom based online competition company offering business-to-consumer tournaments whereby individuals can purchase entries for online prize drawings.

Pursuant to the Purchase Agreement, the Sellers agreed to sell the Company 80% of the outstanding capital stock of RKings (the “Purchase” and the “RKings Stock”).

In consideration for the RKings Stock, we agreed to pay the Sellers, pro rata with their ownership of RKings:

(1)	a cash payment of GBP £3,000,000;

(2)

666,250 restricted shares of the Company’s common stock, with an agreed value of GBP £4,000,000, or $8.00 per share of Company common stock (the “Company Share Value” and such aggregate shares of Company Common Stock, the “Closing Shares”); and

(3)

within seven days after the receipt of the audit of RKings (as required by Securities and Exchange Commission (“SEC”) rules and regulations), an additional number (rounded to the nearest whole share) of restricted shares of Company common stock, equal to (i) 80% of RKings’ net asset value (inventory on hand (minus allowances for reserve inventory and allocated goods and materials) plus RKings’ total cash and cash equivalents on hand; less (B) RKings’ current and accrued liabilities, as described in greater detail in the Purchase Agreement) as of October 31, 2021, divided by (ii) the Company Share Value (the “Post-Closing Shares”).

A total of GBP £1,000,000 (the “Holdback Amount”) is to be retained by the Company following closing and will be released to the Sellers, within six months after the closing date only to the extent that RKings has achieved revenue of at least USD $7,200,000 during the six full calendar months immediately following the closing date; and (B) the Sellers do not default in any of their obligations, covenants or representations under the Purchase Agreement or other transaction documents.

Additionally, in the event the (A) the Company determines, on or before the date on which the Company files its Annual Report on Form 10-K with the SEC for the Company’s fiscal year ending October 31, 2022 (the “Filing Date”), that the increase (if any) between (1) RKings’ twelve-month trailing EBITDA for the year ended October 31, 2022, less (2) RKings’ twelve-month trailing EBITDA for the year ended October 31, 2021, is at least GBP £1,250,000 during the twelve-month period ending October 31, 2022; and (B) the Sellers do not default in any of their obligations, covenants or representations under the Purchase Agreement or other transaction documents, then the Company is required to pay the Sellers GBP £4,000,000 (the “Earn-Out Consideration”), which is payable at the option of Company in either (a) cash; or (b) shares of Company common stock valued at $8.00 per share of Company common stock (subject to equitable adjustment in accordance with dividends payable in stock on such Company Common Stock, stock splits, stock combinations, and other similar events affecting the Company Common Stock) (such shares of Company Common Stock, if any, the “Earn-Out Shares”).

On December 6, 2021, the Company closed the Purchase, which had an effective date of November 1, 2021.

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The Purchase Agreement also required that the Sellers and the Company enter into a Shareholders Agreement (the “Shareholders Agreement”), which was entered into and became effective on November 29, 2021, and is described in greater detail in the Current Report on Form 8-K filed by the Company on December 3, 2021.

In accordance with Financial Accounting Standards Board Accounting Standards Codification section 805, “Business Combinations”, the Company will account for the Purchase Agreement transaction as a business combination using the acquisition method. Due to the continuity of operations that will remain after the acquisition, the acquisition is considered the acquisition of a “business”.

For accounting purposes, the purchase price for the 80 shares of RKings (representing 80% of RKings) was estimated to be approximately $11,358,650. The difference between the purchase price of $11,358,650 and the recorded fair value of RKings assets acquired net of liabilities assumed of $744,826 amounted to $10,613,824 of goodwill which was allocated to a non-current intangible asset.

The Company accounts for business combinations in accordance with Financial Accounting Standards Board Accounting Standards Codification 805, Business Combinations. The preliminary fair value of purchase consideration for the acquisition has been allocated to the assets acquired and liabilities assumed based on a preliminary valuation of their respective fair values and may change when the final valuation of the assets acquired and liabilities assumed is determined.

Accounting Policies

The accounting policies used in the preparation of this unaudited pro forma condensed combined financial information are those set out in the Company’s audited consolidated financial statements as of and for the year ended October 31, 2021. The Company performed a preliminary review of RKing’s accounting policies to determine whether any adjustments were necessary to ensure comparability in the unaudited pro forma condensed combined financial information. The Company identified differences and certain amounts that have been reclassified to conform to the Company’s financial statement presentation. At this time, the Company is not aware of any other differences that would have a material effect on the unaudited pro forma condensed combined financial information, including any differences in the timing of adoption of new accounting standards. However, the Company will continue to perform its detailed review of RKing’s accounting policies and, upon completion of that review, differences may be identified between the accounting policies of the companies that, when conformed, could have a material impact on the unaudited pro forma condensed combined financial information.

Calculation of Purchase Price and Preliminary Estimated Purchase Price Allocation

Consideration	RKings
Cash paid at closing	$4,099,500
Fair value of contingent cash consideration to be paid in six months	1,366,500
Fair value of common shares issued	5,330,000
Fair value of contingent shares consideration to be paid in seven days after 10K filing	562,650
Total consideration	$11,358,650

Cash and cash equivalents acquired	758,047
Inventory, prizes	906,018
Net tangible assets acquired	27,613
Right of use assets acquired	13,901
Net identifiable intangible assets acquired	$1,705,579

Accounts payable and other liabilities	71,057
Deferred revenue	281,826
Accrued income tax liability	602,628
Deferred tax liabilities	5,242
$960,753

Estimated fair value of net assets acquired	$744,826

Goodwill	$10,613,824

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Transaction Accounting Adjustments	Debit	Credit
Note (1)
Goodwill	10,613,824
Additional paid in capital	744,826
Cash paid at closing		4,099,500
Contingent liability		1,929,150
Common stock (666,250 + 70,332 shares)		7
Additional paid in capital		5,329,993

Adjustment recorded to reflect the preliminary amount of goodwill resulting from the excess of purchase consideration paid over the fair value of the net assets acquired. The purchase consideration may be subject to future adjustments, such as Holdback Amount and Earn-out Consideration.

Pro Forma Adjustments	Debit	Credit
Note (2)
Common stock	26
Accumulated earnings	151,623
Noncontrolling interest in net assets of RKings		151,649
To recognize non-controlling interest claim on the assets of RKings

Note (3)
GMGI Intangible asset amortization expense	57,947
Accumulated amortization intangible asset		57,947
To record one year of amortization of intangible asset

Note (4)
Lease expense	155,512
Lease liability	132,798
Accrued expenses		151,672
Right of use asset		136,638
To record one year of ROU expense

Note (5)
RKings property plant & equipment depreciation expense	7,379
Accumulated depreciation		7,379
To record one year of depreciation of property, plant & equipment

Note (6)
RKings Intangible asset Amortization expense	3,807
Accumulated amortization of website		3,807
To record one year of amortization of intangible asset

The information presented in the unaudited pro forma combined financial statements does not purport to represent what the financial position or results of operations of the Company would have been had the Purchase Agreement and all related transactions occurred as of the dates indicated, nor is it indicative of our future combined financial position or combined results of operations for any period. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the Purchase Agreement and all related transactions.

These unaudited pro forma combined financial statements should be read in conjunction with the accompanying notes and assumptions and the historical financial statements and related notes of the Company and RKings.

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